THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     Lincoln Life Variable Annuity Account N

                              Lincoln ChoicePlus II
                          Lincoln ChoicePlus II Access
                           Lincoln ChoicePlus II Bonus
                          Lincoln ChoicePlus II Advance

     Supplement dated December 20, 2002 to the Prospectus dated May 1, 2002


     Please keep this Supplement with your current Lincoln ChoicePlus II Prospectus and retain it for reference. This Supplement contains changes to the death benefit options as follows:

     5% Step-Up Death Benefit. After January 14, 2003, the 5% Step-Up Death Benefit is no longer available for purchase.

     Estate Enhancement Benefit Rider (EEB) in combination with 5% Step-Up Death Benefit. After January 14, 2003, this death benefit option is no longer available for purchase.

     Accumulated Benefit Enhancement (ABE(SM)) Death Benefit. After January 14, 2003, the ABE(SM) death benefit is no longer available unless the i4LIFE(SM) Advantage EGMDB death benefit option is elected at the time the contract is issued and is not discontinued at a later date.